401(k) Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
401(k) Plan
13.	401(k) Plan
The Company sponsors a 401(k) plan (the “Plan”) covering substantially all employees of the Company. The Plan allows employees to contribute tax deferred salary deductions into the Plan under the provisions of Section 401(k) of the Internal Revenue Code. Matching contributions are made by the Company up to a maximum amount of 3% of employee contributions, subject to certain limitations as defined in the Plan. The Company made matching contributions of $0.16 million for the year ended December 31, 2020. There were no contributions for the year ended December 31, 2019.